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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12



                        PRINCETON NATIONAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                    [PRINCETON NATIONAL BANCORP, INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 2004

Dear Shareholder:

         The Annual Meeting of Shareholders of Princeton National Bancorp, Inc., a Delaware corporation, will be held at The Galleria, 1659 North Main Street, Princeton, Illinois, on Tuesday, April 27, 2004 at 10:00 a.m., for the purpose of considering and voting upon:

         (1)      the election of five directors for a term of three years;

         (2) such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on March 1, 2004 will be entitled to notice of, and to vote at, the meeting.

         The Company's Annual Report to Shareholders for the year ended December 31, 2003 is enclosed.

IMPORTANT! TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.

                                            /s/ Lou Ann Birkey
                                            Lou Ann Birkey
                                            Vice President - Investor Relations
                                            and Corporate Secretary

March 15, 2004

                    [PRINCETON NATIONAL BANCORP, INC. LOGO]

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Princeton National Bancorp, Inc. (the "Company") (Nasdaq: PNBC) from holders of the Company's outstanding shares of common stock, par value $5.00 per share (the "Common Stock"), for use at the 2004 Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 27, 2004 at 10:00 a.m. at The Galleria, 1659 North Main Street, Princeton, Illinois, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting and in this Proxy Statement. The Company will bear the costs of soliciting proxies from its shareholders. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone or in person. This Proxy Statement and form of proxy are first being mailed to the Company's shareholders on or about March 15, 2004.

VOTING AT THE ANNUAL MEETING

         The close of business on March 1, 2004 has been fixed as the record date for the determination of shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on that date, 3,117,301 shares of Common Stock were outstanding and are entitled to vote at the Annual Meeting.

         Each proxy that is properly voted, signed and received prior to the Annual Meeting will, unless such proxy has been revoked, be voted in accordance with the instructions on such proxy. If no instructions are indicated, proxies will be voted "for" the approval of the proposals described in this Proxy Statement and "for" the election of all nominees named in the Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. Any shareholder has the right to revoke a proxy at any time prior to its exercise at the Annual Meeting. A proxy may be revoked by properly executing and submitting to the Company a later-dated proxy or by mailing written notice of revocation to Princeton National Bancorp, Inc., 606 South Main Street, Princeton, Illinois 61356, Attention: Lou Ann Birkey, Vice President - Investor Relations and Corporate Secretary. A shareholder may also revoke a proxy by appearing at the Annual Meeting and voting in person. Proxies are valid only for the meeting specified therein or any adjournment of such meeting.

         A quorum of shareholders is necessary to take action at the Annual Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the judges of election appointed for the meeting. The judges will determine whether a quorum is present and will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under certain circumstances, a broker or other nominee may have discretionary authority to vote shares of Common Stock, if instructions have not been received from the beneficial owner or other person entitled to vote. If a broker or other nominee indicates on the proxy that it does not have instructions or discretionary authority to vote certain shares of Common Stock on a particular matter (a "broker non-vote"), those shares will be considered as present for purposes of determining whether a quorum is present, but will not have the effect of votes for or against any proposal.

         Under Proposal 1, the five nominees for director who receive the greatest number of votes cast in person or by proxy at the Annual Meeting shall be elected directors of the Company.

         Shares of Common Stock of the Company will be voted as specified. If no specification is made, shares will be voted FOR the nominees for director named below, and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matters which may properly come before the meeting.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Company's Board of Directors is currently composed of twelve directors who are divided into three classes. One class is elected each year for a three-year term. At the Annual Meeting, Ms. Covert and Messrs. Becker, Janko, Miller, and Samet will be nominated to serve in Class III until the Annual Meeting of Shareholders to be held in 2007 and until their successors have been duly elected and qualified.

         All of the nominees are currently serving as directors of the Company. Each of the nominees has agreed to serve as a director, if elected, and the Company has no reason to believe that any nominee will be unable to serve. In the event of the refusal or inability of any nominee for director of the Company to serve as a director, the persons named in the accompanying form of proxy shall vote such proxies for such other person or persons as may be nominated as directors by the Board of Directors of the Company, unless the number of directors shall have been reduced by the Board.

         All of the nominees and directors continuing in office, other than Ms. Sharon L. Covert and Messrs. John R. Ernat, Ervin I. Pietsch, and Mark Janko, also served on the Board of Directors of the Company's wholly-owned subsidiary, Citizens First National Bank ("Citizens Bank") during 2003.

         The Board of Directors unanimously recommends that shareholders vote "FOR" the election of the five nominees listed below.

   NAME AND AGE AT
  DECEMBER 31, 2003              POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIP
  -----------------              --------------------------------------------------------------------
                                       CLASS III NOMINEES FOR THREE YEAR TERMS EXPIRING IN 2007

Daryl Becker, 66         Appointed to the Company's Board in June 2002. Owner of Beck Oil Company.  Also a
                         member of the Audit Committee.

Sharon L. Covert, 60     Director since October 2001.  Secretary/Treasurer of Covert Farms, Inc., a farming operation.

Mark Janko, 48           Appointed to the Company's Board in January 2002.  Owner and President of Janko
                         Realty and Development, a real estate development company.

James B. Miller, 48      Director since 2000.  Executive Vice President of the Company since January 1997.

Stephen W. Samet, 59     Director since 1986.  President and General Manager of WZOE, Inc., a commercial radio broadcasting company.  Also a member of the Company's Audit and Executive
                         Committees.

                                               CLASS I DIRECTORS - TERMS EXPIRE IN 2005

Donald E. Grubb, 63      Director since 1991.  President of Grubb Farms, Inc., a farming operation.
                         Also a member of the Company's Executive Committee.

Ervin I. Pietsch, 62     Director since 1994.  Retired Vice President, Ideal Industries, Inc., a manufacturer of electrical test equipment.

Craig O. Wesner, 62      Director since 1997.  General Manager of Ag View FS, Inc., a farm supply cooperative.
                         Also a member of the Company's Executive Committee.

                                               CLASS II DIRECTORS - TERMS EXPIRE IN 2006

Gary C. Bruce, 51        Director since October 2001.  Owner of Bruce Jewelers.

John R. Ernat, 55        Director since 1994.  Partner in I. Ernat & Sons, a farming operation.

Thomas M. Longman, 52    Director since 1991.  President of DBP, Inc., a supplier of business forms and office products.

Tony J. Sorcic, 50       Director since 1986.  President and Chief Executive Officer of the Company since
                         January 1997. Also a member of the Executive Committee.

             SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTOR,
 MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND ALL DIRECTORS AND EXECUTIVE
                               OFFICERS AS A GROUP

         The number and percentage of shares of Common Stock beneficially owned as of March 1, 2004 are listed below for each executive officer and director of the Company. Except as set forth below, the nature of each director's beneficial ownership is sole voting and investment power.

                              AMOUNT AND NATURE          PERCENT OF
                           OF BENEFICIAL OWNERSHIP      COMMON STOCK
                           -----------------------      ------------
Daryl Becker                         4,667(1)                 *
Gary C. Bruce                        4,667(2)                 *
Sharon L. Covert                     4,268(3)                 *
John R. Ernat                   12,475.404(4)                 *
Donald E. Grubb                     15,327(5)                 *
Mark Janko                           4,479(6)                 *
Thomas M. Longman               16,919.412(7)                 *
James B. Miller                 14,801.060(8)                 *
Ervin I. Pietsch                14,142.119(9)                 *
Stephen W. Samet                    17,292(10)                *
Tony J. Sorcic                  42,353.640(11)             1.36%
Craig O. Wesner                     13,605(12)                *

* Less than 1%

All directors and executive officers (14 persons) of the Company and/or Subsidiary Bank as a group, beneficially own 169,070.172 shares of Common Stock, or 5.42% of the outstanding Common Stock.

(1)      Includes 667 exercisable stock options.

(2)      Includes 1,667 exercisable stock options.

(3) Includes 526 shares held by husband; and 1,667 exercisable stock options.

(4)      Includes 300 shares held by wife; and 1,667 exercisable stock options.

(5)      Includes 1,237 shares held by his wife.

(6)      Includes 1,667 exercisable stock options.

(7) Includes 1,671.792 shares held by his wife; and 2,334 exercisable stock options.

(8)      Includes 1,734 exercisable stock options.

(9)      Includes 3,667 exercisable stock options.

(10) Includes 364 shares held by his wife; 201 shares held by his son; and 3,667 exercisable stock options.

(11) Includes 2,415.878 shares held by his wife; 1,148.564 shares held by his sons; and 17,335 exercisable stock options.

(12) Includes 200 shares held by his wife; and 2,667 exercisable stock options.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         The Board of Directors held 8 meetings during 2003. The Board of Directors has an Executive Committee, an Audit Committee, and an ad hoc Nominating Committee. Each director of the Company attended at least 75% of the meetings of the Board of Directors and the Committees on which he or she served. The Board of Directors has determined that each of Messrs. Becker, Bruce, Ernat, Grubb, Janko, Longman, Pietsch, Samet, Wesner and Ms. Covert are independent as independence is defined in the National Association of Securities Dealers'
(NASD) listing standards, as those standards have been modified or supplemented.

Executive Committee

         The Executive Committee is authorized, to the extent permitted by law, to act on behalf of the Board of Directors of the Company in the interim between meetings of the Board. Directors Donald E. Grubb, Tony J. Sorcic, Stephen W. Samet and Craig O. Wesner are members of the Executive Committee. The Committee did not meet in 2003.

Audit Committee

         The Audit Committee has the responsibility for reviewing the scope of internal and external audit procedures, reviewing the results of internal and external audits conducted with respect to the Company and Citizens Bank and periodically reporting such results to the Board of Directors. Directors Daryl Becker and Stephen W. Samet are members of the Audit Committee. The Committee met 11 times during 2003.

Nominating Committee

         The Board of Directors has an ad hoc Nominating Committee. The Nominating Committee identifies individuals to become board members and selects, or recommends for the board's selection, director nominees to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies. During the fiscal year ended December 31, 2003, the Nominating Committee did not hold any meetings.

         The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is attached as an appendix to this proxy statement. When formed, it is anticipated that each of the members of the Nominating Committee will be independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

         The Nominating Committee's policy is to consider director candidates recommended by shareholders. Such recommendations must be made pursuant to timely notice in writing to

                        Princeton National Bancorp, Inc.
                              606 South Main Street
                            Princeton, Illinois 61356
                               Attention: Chairman

         The Nominating Committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of the directors to possess. The Nominating Committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Nominating Committee and the then current needs, although the committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder. Historically, nominees have been existing directors or business associates of our directors or officers.

         The Board of Directors of Citizens Bank held 17 meetings during 2003. The Board of Directors of Citizens Bank has Auditing & Accounting, Trust Auditing & Accounting, Loan, Trust & Farm Management, Marketing & Sales Management, CRA & Compliance, Personnel Policy & Salary, Executive, and Funds Management Committees. The Committees collectively held a total of 61 meetings during 2003. Each director of Citizens Bank attended at least 75% of the meetings of the Board of Directors and the Committees on which he served.

CODE OF ETHICS

         The Company has adopted a Code of Ethics that applies to all of the employees, officers and directors, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics contains written standards that the Company believes are reasonably designed to deter wrongdoing and to promote:

         - Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

         - Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commissions and in other public communications the Company makes;

         - Compliance with applicable governmental laws, rules and regulations;

         - The prompt internal reporting of violations of the Code to an appropriate person or persons named in the code; and

         -        Accountability for adherence to the Code.

         This Code of Ethics is attached to the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 as Exhibit 14. The Company will provide to any person without charge, upon request, a copy of our Code of Ethics. Requests for a copy of the Company's Code of Ethics should be made to the Secretary at 606 South Main Street, Princeton, Illinois 61356. The Company intends to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or a waiver from, a provision of the Code of Ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the Code definition enumerated in Securities and Exchange Commission, Regulation S-K, Item 406(b) by posting such information on our Web site at http://www.citizens1st.com within five business days following the date of the amendment or waiver.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

         The Board of Directors has a process for shareholders to send communications to the Board of Directors or its Audit Committee, including complaints regarding accounting, internal accounting controls, or auditing matters. Communications may be sent to the Board of Directors or its Audit Committee or specific directors by regular mail to the attention of the Board of Directors, its Audit Committee or specific directors, at the principal executive office at 606 South Main Street, Princeton, Illinois 61356. All of these communications will be reviewed by our Secretary (1) to filter out communications that our Secretary deems are not appropriate for our directors, such as "spam" and communications offering to buy or sell products or services, and (2) to sort and relay the remainder to the appropriate directors. We encourage all of our directors to attend the Annual Meeting of Shareholders, if possible. All 12 of our directors attended the 2003 Annual Meeting of Shareholders.

COMPENSATION OF DIRECTORS

         Each director of the Company who is not also an employee of the Company or an employee or director of Citizens Bank received a $250 fee for each Board meeting attended and a $2,000 retainer. Each director of the Company who is also a director of Citizens Bank and who is not an employee of the Company or Citizens Bank received a $100 fee for each Board meeting of the Company attended in 2003. Each director of the Company, other than Ms. Covert and Messrs. Ernat, Janko, and Pietsch, was also a director of Citizens Bank during 2003. In addition, in 2003, each non-employee director of the Company was awarded a grant of 2,000 stock options under the Princeton National Bancorp, Inc. 2003 Stock Option Plan. The options vest over three years at a rate of one-third per year, have an exercise price of $28.56 (the average of the bid and ask price on grant date) and expire on December 31, 2013.

         During 2003, each director of Citizens Bank who is not also an employee was paid a retainer ($13,250 per annum) plus a fee for each Board and committee meeting attended. Each director of Citizens Bank who is not also an employee, other than the Chairman of the Board, received a $100 fee for each Citizens Bank Board meeting and a $50 fee for each committee meeting attended in 2003. The Chairman of the Board of Citizens Bank received a $200 fee for each Board meeting attended and a $100 fee for each committee meeting attended in 2003.

                             EXECUTIVE COMPENSATION

SUMMARY

         The following table summarizes compensation for services to the Company and Citizens Bank for the years ended December 31, 2003, 2002, and 2001 paid to, or earned by, the Chief Executive Officer of the Company and the other executive officers of the Company and/or Subsidiary Bank whose salary and bonus exceeded $100,000 for the year ended December 31, 2003.

SUMMARY COMPENSATION TABLE

                                                                                            Long-Term
       Name and                                                                           Compensation
       Principal                                Annual                 -------------------------------------------------------
       Position            Year              Compensation                      Awards              Payouts
------------------------------------------------------------------------------------------------------------------------------
                                                                                    Securities
                                                         Other Annual  Restricted    Underlying     LTIP
                                    Salary      Bonus    Compensation    Stock     Options /SARS  Payouts       All Other
                                      ($)        ($)        ($)(1)       Awards         (#)         ($)     Compensation($)(2)
------------------------------------------------------------------------------------------------------------------------------
Tony J. Sorcic             2003     248,740     88,143        --           --          20,000        --           15,397
President and Chief        2002     241,496     72,462                                 20,000                     15,892
Executive Officer          2001     230,000     39,100                                 16,000                     12,675
------------------------------------------------------------------------------------------------------------------------------
James B. Miller            2003     142,139     50,036        --           --           4,000        --           13,109
Executive Vice President   2002     138,018     35,696                                  4,000                     12,238
                           2001     127,828     23,923                                  3,000                     10,515
------------------------------------------------------------------------------------------------------------------------------
Robert L. Schneider        2003      95,165     16,819        --           --           2,000        --            8,639
Senior Vice President &    2002      93,288      9,894                                  2,000                      8,002
Trust Officer (3)
------------------------------------------------------------------------------------------------------------------------------
Todd D. Fanning            2003      91,659     32,413        --           --           2,000        --            8,262
Vice President & CFO(4)
==============================================================================================================================

(1) Due to the small level of the amounts paid, they are not required to be reported.

(2) The compensation reported represents Company matching contributions to the Company 401(k) Plan and Company contributions to the Profit Sharing Plan.

(3)      Information on the years prior to 2002 is not required to be included.

(4)      Information on the years prior to 2003 is not required to be included.

         The following tables present information about stock options granted to executive officers (of the Company and/or Subsidiary Bank) in 2003 and information about options held by such officers as of December 31, 2003.

                                     INDIVIDUAL GRANTS (1)
-------------------------------------------------------------------------------------
                                    % OF TOTAL
                       NUMBER OF      OPTIONS                  EXERCISE
                        OPTIONS     GRANTED TO     FMV AT        PRICE     EXPIRATION
        NAME           GRANTED(2)    EMPLOYEES   GRANT DATE   (PER SHARE)     DATE
        ----           ----------    ---------   ----------   -----------     ----
Tony J. Sorcic           20,000        38.17%     $ 28.56       $ 28.56     12/31/13
James B. Miller           4,000         7.63%     $ 28.56       $ 28.56     12/31/13
Robert L. Schneider       2,000         3.82%     $ 28.56       $ 28.56     12/31/13
Todd D. Fanning           2,000         3.82%     $ 28.56       $ 28.56     12/31/13

                     POTENTIAL REALIZABLE VALUE AT ASSUMED
                    ANNUAL RATES OF STOCK PRICE APPRECIATION
                         FOR OPTION TERM (10 YEARS) (3)

                                     5%                              10%
                                     --                              ---
                                       AGGREGATE
                      POTENTIAL PRICE  POTENTIAL    POTENTIAL PRICE          AGGREGATE
                       PER SHARE AT    REALIZABLE    PER SHARE AT         POTENTIAL REALIZABLE
                        EXPIRATION        VALUE        EXPIRATION               VALUE
                        ----------        -----        ----------               -----
Tony J. Sorcic            $ 46.52       $359,200        $ 74.08              $  910,400
James B. Miller           $ 46.52       $ 71,840        $ 74.08              $  182,080
Robert L. Schneider       $ 46.52       $ 35,920        $ 74.08              $   91,040
Todd D. Fanning           $ 46.52       $ 35,920        $ 74.08              $   91,040

(1) Options become exercisable over three years at the rate of one-third per year, commencing one year after the date of grant, subject to acceleration in the event of a change in control of the Company.

(2) Options were granted pursuant to a Stock Option Agreement between the Company and Messrs. Sorcic, Miller, Schneider and Fanning. For more information, see "Compensation Committee Report".

(3) Potential realizable value is presented net of the option exercise price, but before any federal or state income taxes associated with exercise. These amounts reflect certain assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall market conditions.

   OPTION EXERCISES AND FISCAL YEAR-END VALUES FOR THE YEAR ENDED DECEMBER 31,
                                      2003

                                                                               VALUE OF UNEXERCISED
                                                 NUMBER OF UNEXERCISED             IN-THE-MONEY
                          SHARES      VALUE           OPTIONS AT                    OPTIONS AT
                        ACQUIRED ON  REALIZED         FY-END (#)                    FY-END ($)
       NAME             EXERCISE(#)   ( $ )    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
       ----             -----------   -----    -------------------------   ----------------------------
Tony J. Sorcic             8,000     $104,480        33,335/38,666             $ 446,727/$164,473
James B. Miller            3,766     $ 46,655          1,734/9,000             $   24,532/$41,490
Robert L. Schneider        2,100     $ 22,986          2,134/3,866             $   18,103/$23,085
Todd D. Fanning              467     $  4,492          1,134/3,599             $   11,540/$13,146

(1) The closing price of the Common Stock on December 31, 2003 was $28.55.

EMPLOYMENT AGREEMENTS

         Mr. Sorcic has an employment agreement with the Company, effective October 23, 2000, which provides for his full-time employment in his present capacity at a base compensation of $211,172 per year, or such increased amount as the Board of Directors of Citizens Bank may determine, plus fringe and health and welfare benefits. His term of employment is continuously extended so as to have a remaining term of two years, unless terminated sooner as a result of good cause or for good reason (each as defined in the Agreement).

         Upon certain changes in control of the Company or Citizens Bank, Mr. Sorcic would be entitled to receive a lump sum payment equal to the greater of his monthly salary times twenty-four or the balance of the term under the Agreement (the "Severance Period"). Mr. Sorcic also would be entitled to receive all benefits accrued under any incentive and retirement plan of the Company and, during the Severance Period, he and his dependents would continue to be covered by all welfare plans of the Company.

         Mr. Miller has an employment agreement with the Company, effective January 8, 2003, which provides for his full-time employment in his present capacity at a base compensation of $139,984 per year, or such increased amount as the Board of Directors of Citizens Bank may determine, plus fringe and health and welfare benefits. His term of employment is continuously extended so as to have a remaining term of eighteen months, unless terminated sooner as a result of good cause or for good reason (each as defined in the Agreement).

         Upon certain changes in control of the Company or Citizens Bank, Mr. Miller would be entitled to receive a lump sum payment equal to the greater of his monthly salary times eighteen or the balance of the term under the agreement (the "Severance Period"). Mr. Miller also would be entitled to receive all benefits accrued under any incentive and retirement plan of the Company and, during the Severance Period, he and his dependents would continue to be covered by all welfare plans of the Company.

COMPENSATION COMMITTEE REPORT

         The Company does not have a Compensation Committee of the Board of Directors. During 2003, the Board of Directors established the compensation procedures and policies and determined the compensation of the President and Chief Executive Officer of the Company. The Chief Executive Officer of the Company is also the President of Citizens Bank and, as a result, he receives compensation only from Citizens Bank for services to the Company and Citizens Bank. During 2003, the Directors' Personnel Policy and Salary Committee of Citizens Bank (the "Committee") established the compensation procedures and policies for Citizens Bank. Messrs. Daryl Becker, Stephen W. Samet, and Craig O. Wesner were members of the Committee during 2003. All decisions by the Committee are reviewed and approved by the Board of Directors of Citizens Bank.

         The compensation philosophy and objectives of the Company and Citizens Bank include attracting and retaining the best possible executive talent, motivating executive officers to achieve the performance objectives of the Company and Citizens Bank, rewarding individual performance and contributions, and linking executive and shareholder interests.

         Annual executive compensation consists of two components: base salary and incentive, each of which is intended to complement the other and, taken together, to satisfy the compensation objectives of the Company and Citizens Bank. The Committee annually considers the job performance of the officers and the average salaries as published by the Illinois Bankers Association and the Bank Administration Institute of all of those persons holding comparable positions at comparably-sized bank holding companies and banks, as the case may be, in determining each officer's base salary. The base salaries of the officers are targeted at the average base salary levels of the 75th percentile of the comparative compensation group.

         Variable compensation is awarded to the President and Chief Executive Officer of the Company and the executive officers of Citizens Bank, based upon the performance of the Company and achievement of key measures established and approved by the Directors' Personnel Policy & Salary Committee. The achievements accomplished determine the percentage to be paid as an incentive. As a result of the President and Chief Executive Officer's performance in generating fee income, controlling expenses and identifying opportunities for additional deposit and loan growth, the Company surpassed the goals established for net income, non-interest income as a percentage of average assets, and the efficiency ratio. The Committee determined Mr. Sorcic achieved all of the above described criteria and was entitled to a bonus of $88,143.

         The long-term incentives utilized are the Princeton National Bancorp, Inc. stock option plans. Eligible participants include all directors and employees of the Company, including the Chief Executive Officer and all executive officers of the Company. The original Stock Option Plan was approved by the shareholders of the Company in 1998 and the 2003 Stock Option Plan was approved by the shareholders in 2003. With respect to options granted in 1999 through 2003, each option period is for ten (10) years and granted options become vested over a three-year period. The number of shares covered by unexercised options held by the executive officers are shown in the table above titled "Option Exercises and Fiscal Year-End Values for the Year Ended December 31, 2003". In the opinion of the Committee and the Board of Directors, the Company's stock option plans promote the alignment of Management and shareholder interests and result in executive officers of the Company being sufficient shareholders to encourage long-term performance and Company growth.

         This report is submitted on behalf of the Board of Directors of the
Company: Daryl Becker, Gary C. Bruce, Sharon L. Covert, John R. Ernat, Donald E. Grubb, Mark Janko, Thomas M. Longman, James B. Miller, Ervin I. Pietsch, Stephen
W. Samet, Tony J. Sorcic and Craig O. Wesner.

COMMON STOCK PRICE PERFORMANCE GRAPH

         The following Common Stock price performance graph compares the monthly change in the Company's cumulative total shareholder returns on its Common Stock, assuming the Common Stock was purchased on December 31, 1998 and sold on December 31, 2003, with the cumulative total return of stocks included in the S & P 500, the Russell 3000 and the SNL Midwest Bank Stock Index for the same period. The amounts shown assume the reinvestment of dividends.

                        PRINCETON NATIONAL BANCORP, INC.

                              [PERFORMANCE GRAPH]

                                                                   PERIOD ENDING
INDEX                                    12/31/98    12/31/99    12/31/00    12/31/01     12/31/02    12/31/03
Princeton National Bancorp, Inc.          100.00       69.58       77.54      109.69       149.49      209.03
S&P 500*                                  100.00      121.11      110.34       97.32        75.75       97.40
Russell 3000                              100.00      120.90      111.88       99.06        77.72      106.31
SNL Midwest Bank Index                    100.00       78.57       95.15       97.24        93.80      120.07

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2004.

Used with  permission.  All rights reserved. crsp.com.

SOURCE : SNL FINANCIAL LC, CHARLOTTESVILLE, VA 2          (C) 2004

         The Company's Common Stock began trading on The Nasdaq Stock Market under the symbol PNBC on May 8, 1992. On December 31, 2003 and March 1, 2004, the Record Date, the closing bid prices for the Common Stock as quoted on Nasdaq Online were $28.55 and $28.41, respectively.

AUDIT COMMITTEE REPORT

         The Company's Audit Committee is currently comprised of two directors (Messrs. Becker and Samet). Each of the members of the Audit Committee is independent under the definition contained in Rule 4200(a)(15) of the NASD's listing standards. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as an appendix to this Proxy Statement.

         In connection with the audited consolidated financial statements contained in the Company's 2003 Annual Report on Form 10-K for the fiscal year ended December 31, 2003, the Audit Committee reviewed and discussed the audited financial statements with Management and KPMG LLP. The Audit Committee discussed with KPMG LLP the matters required to be communicated by Statement on Accounting Standards No. 61 (SAS 61) (Codification of Statements on Auditing Standards, AU
Section 380). The Audit Committee has also received written disclosures from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence.

         Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

         THE AUDIT COMMITTEE

                 Daryl Becker                          Stephen W. Samet

         AUDIT AND NON-AUDIT FEES

         The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's consolidated financial statements for 2003 and 2002, and fees billed for other services rendered by KPMG LLP.

                                 2003       2002
                                 ----       ----
Audit Fees (1)                 $111,500   $107,300
Audit-related fees (2)           17,900     17,500
                               --------   --------
Audit and audit-related fees    129,400    124,800
Tax fees                              -          -
All other fees                    2,000          -
         Total fees            $131,400   $124,800
                               ========   ========

         (1) Audit fees include those necessary to perform the audit and quarterly reviews of the Company's consolidated financial statements. In addition, audit fees include audit or other attest services required by statute or regulation, such as consents, reviews of SEC filings, and reports on internal controls.

         (2) Audit-related fees consist principally of fees for recurring and required financial statement audits of the Company's employee benefit plan and other attest services not required by statute or regulation.

         In accordance with Section 10A(i) of the Exchange Act, before KPMG LLP is engaged to render audit or non-audit services, the engagement is approved by the Audit Committee. None of the audit-related or other services described in the table above were approved by the Audit Committee, pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

         The Audit Committee of the Board of Directors of the Company considers that the provision of the services referenced above to the Company is compatible with maintaining independence of KPMG LLP.

AUDIT COMMITTEE FINANCIAL EXPERT

         While the Board of Directors endorses the effectiveness of the Company's Audit Committee, its membership does not include a director who qualifies for designation as an "audit committee financial expert" - a new concept under federal regulation that contemplates such designation only when an audit committee member satisfies all five qualification requirements, such as experience (or "experience actively supervising" others engaged in), preparing, auditing, analyzing or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with our Company's financial statements.

CERTAIN TRANSACTIONS

         Several of the Company's directors and their affiliates, including corporations and firms of which they are officers or in which they or members of their families have an ownership interest, are customers of Citizens Bank. These persons, corporations and firms have had transactions in the ordinary course of business with Citizens Bank, including borrowings of material amounts, all of which, in the opinion of Management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. It is the policy of Citizens Bank not to extend credit to executive officers thereof.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon its review of Forms 3, 4 and 5 and any amendment thereto furnished to the Company pursuant to Rule 16a-3(e) of the Securities Exchange Act of 1934, as amended, and written representations from the directors and executive officers that no other reports were required, the Company is not aware of any director, officer or beneficial holder of 10% of its Common Stock that failed to file any such reports on a timely basis during 2003.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of March 1, 2004, the only persons or groups who are known to the Company to be the beneficial owners of more than 5% of the Common Stock were:

                                                            AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP            PERCENT OF CLASS
------------------------------------------------------------------------------------------------------------
Wellington Management Company, LLP
75 State Street
Boston, MA  02109                                                 168,900(1)                      5.41%
------------------------------------------------------------------------------------------------------------
James H. Wilson, M.D.
910 Sherwood Glen
Princeton, IL 61356                                               190,500(2)                      6.11%
------------------------------------------------------------------------------------------------------------
Tontine Partners, LP
55 Railroad Avenue 3rd Floor
Greenwich, CT  06830-6378                                         170,650(3)                      5.47%
------------------------------------------------------------------------------------------------------------

(1)      Based on Schedule 13G filed as of December 31, 2003.

(2)      Based on Schedule 13D filed as of December 12, 2003.

(3)      Based on Schedule 13F filed as of December 31, 2003.

2005 ANNUAL MEETING

         Any shareholder who intends to present a proposal (a "Proponent") at the 2005 Annual Meeting of Shareholders must submit the proposal in writing to the Company on or before November 15, 2004, in order for the proposal to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting. In addition, pursuant to Rule 14a-4 of Regulation 14A under the Securities Exchange Act of 1934 and the Company's Bylaws, a shareholder must follow certain procedures to nominate persons for Director or to introduce an item of business at an Annual Meeting of Shareholders. The nomination or proposed item must be delivered to, or mailed to, and received no later than the close of business on the 120th day, nor earlier than the close of business on the 150th day, prior to the anniversary of the mailing date of the proxy statement for the preceding year's annual meeting. The Chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the following procedures.

PROPOSED ITEM OF BUSINESS

         If the notice is regarding a proposed item of business, such shareholder's notice to the Secretary of the Company must contain the following information:

         As to any business the shareholder proposes to bring before the annual meeting,

         -        a brief description of the business desired to be brought;

         - the reasons for conducting such business at the annual meeting;

         - any material interest of the shareholder in such business; and the beneficial owner, if any, on whose behalf the proposal is made;

         - the name and address of both the shareholder and the beneficial owner; and

         - the class and number of shares of the Company's capital stock that are owned beneficially and of record by the shareholder and the beneficial owner.

NOMINATION OF DIRECTOR

         If the notice is regarding the nomination of a person for Director, such shareholder's notice to the Secretary of the Company must contain the following information:

         As to each person whom the shareholder proposes to nominate for election as a Director,

         -        name, age, business address and residential address;

         -        principal occupation or employment;

         - class and number of shares of Company stock beneficially owned on the date of the notice; and

         - any other information relating to the nominee that would be required to be disclosed on Schedule 13D under the Securities and Exchange Act of 1934.

         As to the shareholder giving the notice,

         - name and address of shareholder, and name, business and residential address of any other beneficial shareholders known by the shareholder to support the nominee; and

         - class and number of shares of Company stock owned by the shareholder on the date of the notice, and the number of shares beneficially owned by other record or beneficial shareholders known by the shareholder to be supporting the nominee.

OTHER MATTERS

         Management of the Company does not intend to present any other matters for action at the annual meeting and has not been informed that other persons intend to present any other matters for action at the meeting. However, if any other matters should properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon, pursuant to the proxy, in accordance with the recommendation of the Management of the Company.

                                   By Order of the Board of Directors,

                                   /s/ Lou Ann Birkey
                                   Lou Ann Birkey
                                   Vice President - Investor Relations
                                   and Corporate Secretary

March 15, 2004

                                   APPENDICES

                                                                      APPENDIX A

                        PRINCETON NATIONAL BANCORP, INC.
                     NOMINATING AND SEARCH COMMITTEE CHARTER

   [Note: This is an ad hoc committee of the Board of Directors, formed on an as-needed basis.]

NOMINATING AND SEARCH COMMITTEE PURPOSE

The primary purpose of the Nominating and Search Committee of the Board of Directors (Board) is to review candidates for membership on the Board and recommend individuals for nomination to the Board. This Committee shall also prepare and periodically review with the entire Board a list of general criteria for Board nominees.

In order to be considered for re-nomination to an additional term on the Board, the Committee shall ensure the individual continues to meet the criteria established for nominees to the Board, as set forth in Exhibit 1 hereto.

THE COMMITTEE'S PRIMARY DUTIES AND RESPONSIBILITIES ARE TO:

-        Ensure new and continuing directors meet Nomination/Re-nomination
         Criteria.

-        Recruit new members of the Board of Princeton National Bancorp, Inc.

- Assess the attributes new directors should have for the appropriate mix to be maintained and ensure prospective candidates are informed of the degree of energy and commitment the company expects of its directors.

- Maintain a database of potential candidates, in consultation with the Board and Chief Executive Officer, which could include potential candidates recommended by shareholders.

- Identify,with as much advance notice as practicable, impending Board vacancies, so as to allow sufficient time for recruitment and for introduction of nominees to the Board.

NOMINATING AND SEARCH COMMITTEE MEMBERSHIP

The membership shall be appointed by the Board from time to time as needed and shall consist of no less than three (3) independent director members. Members selected shall not be employees of the Company, shall meet the independence requirements of NASD and the SEC, and the Chairman is to be appointed from among its members by the Board.

Any Committee member appointed by the Board may be removed by the Board whenever, in its judgment, the best interests of the Committee and the Company will be served thereby. Members may resign from the Committee upon written resignation being duly submitted to and approved by the Board.

                                    EXHIBIT 1
                        NOMINATION/RE-NOMINATION CRITERIA

With respect to each person proposed to be nominated, the Committee shall be provided with the following information: (i) the name, address (business and residence), date of birth, principal occupation or employment of such person (present and for the past five (5) years); (ii) the number of shares of the Corporation such person beneficially owns (as such term is defined by Section 13(d) of the Securities Exchange Act of 1934, as amended [the "Exchange Act"]); and (iii) any other information relating to such person that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to Section 14(a) of the Exchange Act. The Corporation may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such person to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in the Bylaws.

Minimally, these criteria should address the level of director attendance, preparedness, participation, and candor.

With each director nomination recommendation, the Committee should consider the mix of director characteristics, experiences, diverse perspectives, and skills that is most appropriate for the company.

The Board maintains an openness to new ideas and a willingness to critically re-examine the status quo.

Minimally, the core competencies should address: accounting or finance, business or management experience, industry knowledge, customer-base experience or perspective, crisis response, leadership, or strategic planning.

NOMINEES SHOULD POSSESS THE FOLLOWING CHARACTERISTICS:

- Personal integrity -- a pledge based on one's own personal integrity that represents the organization's commitment to dealing with others in a fair and truthful manner.

- Professional excellence -- characteristics and behavior, such as respect for others, fair evaluation, and positive regard, that constitute professional excellence as a model for board, executives, and associates to follow.

- Accountability and responsibilities -- an emphasis on good stewardship, the organization's responsibilities to its constituents, and their responsibilities to the organization.

- Equal opportunity and diversity -- establish the organization's commitments in hiring and other personnel practices.

- Conflict of interest, personal gain, and expense reporting -- all decisions will be in the best interests of the organization. It is a helpful reminder that individuals should evaluate their conduct and their decisions in light of their impact on the organization and, more precisely, in light of how they might reasonably be perceived by others. These standards are the essence of any code of ethics, and they constitute core values helping to underscore that the public can place its faith in the organization's basic integrity.

-        Fresh intellectual perspectives and ideas.

- Knowledge of the banking and finance industry, competitors, and future trends.

DESIRED DIVERSITY OF BOARD MEMBER EXPERIENCE AND COMPETENCIES:

The Corporation's best interests are served by maintaining a diverse and active Board membership with members who are willing, able, and well-situated to provide insight into current business conditions, opportunities, and risks. The "outside" perspectives of the members are key factors in the Corporation's success.

- Geographic diversity is desirable and, therefore, membership should consider, in as practical a manner as possible, the markets the Corporation serves.

- Industry representation is desirable and, therefore, a mix and balance of manufacturing, service, public, and private companies should be present.

- Expertise in multi-disciplines is desirable. Therefore, financial/accounting expertise, sales/marketing expertise, mergers and acquisition expertise, regulatory, manufacturing, and production expertise, educational institutions, and public service expertise are all desirable.

- The Board should consider diversifying its membership racially, ethnically, and through gender representation.

- A majority of the members of the Board of Directors shall meet the independence requirements of the SEC and NASD.

                                                                      APPENDIX B
                                                                              PB
                                                               December 11, 2003

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                       OF PRINCETON NATIONAL BANCORP, INC

I.   AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors of Princeton National Bancorp, Inc to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

     - Monitor the independence and performance of the Company's independent auditors and internal auditing.

     - Provide an avenue of communication among the independent auditors, management, internal auditing, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall in the judgment of the Board meet the independence and experience requirements of the NASD, the Sarbanes-Oxley Act of 2002 (the "Act"), the Securities and Exchange Commission (the "SEC"), and such other regulatory agencies to which the Company may be subject. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment, and, if practicable, at least one member of the Committee shall be an audit committee "financial expert", as such term is defined by the rules and regulations promulgated by the SEC pursuant to the Act.

     Audit Committee members shall be appointed annually at the organizational meeting of the full Board. One of the members of the Committee will be appointed Committee Chair by the Board.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of internal auditing, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES

     While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. This is the responsibility of Company management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations. In addition, members of the Audit Committee shall in the performance of their duties be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to them by any of the Company's officers or employees, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

     Review Procedures

     1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss any significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and internal auditing together with management's responses.

     4. Review and approve all related party transactions disclosable pursuant to Item 404(a) of Regulation S-K.

     5. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61 (SAS 61). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     Independent Auditors

     6. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, with the Audit Committee having sole authority to oversee the independent auditors. The Audit Committee shall review the independence and performance of the auditors and shall have the sole authority to appoint the independent auditors or approve any discharge of auditors when circumstances warrant.

     7. The Audit Committee shall have sole authority to approve the fees and other significant compensation to be paid to the independent auditors.

     8. The Audit Committee shall approve in advance, the provision by the independent auditor of all permissible non-audit services.

     9. On an annual basis, the Committee shall receive and review a formal written statement from its independent auditors delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard No. 1, and shall discuss with the independent auditors all relationships and services they have with the Company that could impair the auditors' independence.

     10. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     11. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

     12. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     Internal Audit and Legal Compliance

     13. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of internal audit, as needed.

     14. Review the appointment, performance, and replacement of the senior internal audit executive.

     15. Review significant reports prepared by internal audit together with management's response and follow-up to these reports.

     16. Review any legal or regulatory matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     17. Establish procedures for the receipt, retention and treatment of complaints (from employees and others) received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     Other Audit Committee Responsibilities

     18. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     19. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     20. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                    [PRINCETON NATIONAL BANKCORP, INC. LOGO]

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 2004
                  - PLEASE VOTE, SIGN, AND RETURN IMMEDIATELY -

         The undersigned hereby appoints Messrs. Lawrence DeVore, Roger Swan and John Isaacson, or any of them, as the attorneys and proxies of the undersigned, with full power of substitution, to represent and vote all shares of common stock of Princeton National Bancorp, Inc. (the "Company"), standing in the name of the undersigned at the close of business on March 1, 2004, at the Annual Meeting of Shareholders of the Company to be held at The Galleria, 1659 North Main Street, Princeton, Illinois, at 10:00 a.m., on Tuesday, April 27, 2004 or at any adjournment or postponement thereof, with all the powers that the undersigned would possess if personally present, on all matters coming before said meeting, as follows:

(1)      Election of directors

         [ ]I/We vote FOR all nominees listed     [ ] I/We WITHHOLD AUTHORITY to
         below (other than any nominee whose      vote for all nominees listed
         name has been lined out).                below.

                                CLASS III (2007)
                                  Daryl Becker
                                Sharon L. Covert
                                   Mark Janko
                                 James B. Miller
                                Stephen W. Samet

         YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY OF THE ABOVE-NAMED NOMINEES BY LINING OUT THAT NOMINEE'S NAME.

(2) In their discretion, upon such other matters as may properly come before the Annual Meeting.

         This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the nominees listed above.

         Please vote, date and sign this proxy and return it in the enclosed envelope. When signing as an executor, administrator, trustee, guardian, custodian, corporate officer or in any capacity other than individually, give your full title as such. If stock is held jointly, each joint owner should sign this proxy.

                                              _________________________________
                                                            (Date)
                                      _________________________________________
                                              (Shareholder's Signature)

                                      _________________________________________
                                       (CAPACITY, IF OTHER THAN INDIVIDUALLY)

                                      _________________________________________
                                              (Shareholder's Signature)

                                      _________________________________________
                                       (CAPACITY, IF OTHER THAN INDIVIDUALLY)

         The signer hereby revokes all proxies previously given, if any, by the signer to vote at the meeting or any adjournment of the meeting.